Exhibit 10.2


                        REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement"), is made and entered into as of March 30, 1998, between Activision, Inc., a Delaware corporation ("Activision"), and Id Software, Inc., a
Texas corporation ("id Software").


                               R E C I T A L S

     A. Activision and id Software have entered into that certain Quake III License Agreement of even date herewith, which provides in part that Activision will issue the Warrant (as defined below) and register for public sale the 150,000 shares of Activision Common Stock issuable to id Software upon the exercise of the Warrant.

     B. This Agreement sets forth the agreement of the parties with respect to such registration.

     NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereby agree as follows:

     1. Definitions. The following terms shall have the following respective meanings for purposes of this Agreement:

     "Commission" means the United States Securities and Exchange Commission.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     "Holder" means id Software and any other person who holds Shares registered or required to be registered pursuant to this Agreement.

     "License Agreement" means that certain Quake III License Agreement dated as of March 30, 1998, between Activision, Inc. and id Software.

     "Registration Date" shall mean the date on which the final prospectus covering the Shares (or any portion thereof) is transmitted for filing with the Commission pursuant to Rule 424(b) under the Securities Act.

     "Registration Statement" shall mean the Registration Statement on Form S-3 covering the Shares to bc filed by Activision in accordance with this Agreement.

     Rule 144 means Rule 144 promulgated by the Commission under the Securities Act, which Rule provides in part that, under certain circumstances, "restricted securities" may be sold pursuant to the exemption from registration contained in Section 4(1) of the Securities Act.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     "Shares" shall mean the 150,000 shares, $.000001 par value, of Activision Common Stock purchasable from Activision pursuant to the exercise of the Warrant.

     "Warrant" shall mean that certain Warrant (exercisable to purchase the Shares) issued by Activision to id Software as of March 30, 1998, pursuant to the terms of the License Agreement.

     2. Registration Statement. The parties agree that the Warrant and the Shares are "restricted securities" as that term is defined in Rule 144. So that id Software may exercise the Warrant and sell the Shares to the public, should it desire to do so in its sole and absolute discretion, Activision covenants and agrees that it shall prepare and file the Registration Statement with the Commission no later than May 31, 1998, and use its commercially reasonable best efforts to cause the Registration Statement to become effective.

     The prospectus forming part of the Registration Statement will state that id Software intends to sell Shares under Rule 144 to the extent the Shares become eligible for sale under such Rule after the date of the prospectus, and/or will contain such other disclosures as may be required by the Commission in order to permit id Software to discontinue using the prospectus and make any sales thereafter under Rule 144, to the extent the Shares become eligible for sale under Rule 144 after the date of the prospectus.

     Activision may require each selling Holder to furnish to it such information regarding the distribution of such Holder's Shares as is required by law to be disclosed in a registration statement and Activision may exclude from any registration the Shares of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

     Id Software and each Holder covenants and agrees that (i) it will not offer or sell any Shares under the Registration Statement until it has received copies of the final prospectus included therein as amended or supplemented and notice from Activision that the Registration Statement and any post-effective amendments thereto have become effective, and (ii) id Software, each Holder and their respective officers, directors and affiliates will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with the sale of Shares pursuant to the Registration Statement.

     After the Registration Statement has been declared effective by the Commission, Activision shall keep the Registration Statement effective until the earlier to occur of the following:

          (a) the Warrant has been exercised in full and 100% of the Shares have, in one or more separate transactions, (i) been sold, transferred or otherwise disposed of (or could have been sold, transferred or otherwise disposed of) under the exemption from registration contained in Section 4(1) of the Securities Act (including Rule 144), or (ii) could at the time be sold under Rule 144 by the person or persons who are at the time the holder or holders of the Shares;

          (b) the Warrant has not been exercised, but if it were to be exercised, 100% of the Shares could at the time be sold under the exemption from registration contained in Section 4(1) of the Securities Act (including Rule 144) by such holder or holders;

          (c) id Software has given notice to Activision in accordance with the notice provisions of the License Agreement that Activision need not continue to maintain the effectiveness of the Registration Statement;

          (d)  the Warrant has expired unexercised; or

          (e) the fourth anniversary of the date on which the Registration Statement was declared effective by the Commission.

In furtherance thereof Activision shall use its best efforts to amend or supplement the Registration Statement and prospectus used in connection therewith from time to time, during such period and to the extent necessary in order to comply with applicable laws and regulations.

     3. Registration Procedures. Activision further covenants and agrees that it will, as expeditiously as reasonably possible:

          (a) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act and the Exchange Act with respect to the sale or other disposition of the Shares;

          (b) as soon as available, furnish to id Software such number of copies of the Registration Statement and of each amendment or supplement thereto, and of each prospectus (including each preliminary prospectus or summary prospectus) included therein, in conformity with the requirements of the Securities Act, and such other documents, as id Software may reasonably request;

          (c) use its best efforts to list the Shares on any securities exchange on which the Activision Common Stock is then listed;

          (d) otherwise use irs best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but no later than 18 months after the Registration Date, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

     4. Notification to id Software. After the effective date of the Registration Statement:

          (a) Activision will notify id Software of the issuance of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for such purpose. Immediately upon receipt of any such notice, id Software shall cease to offer or sell any Shares pursuant to the Registration Statement. Activision will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, obtain as soon as possible the withdrawal or revocation thereof, and will notify id Software at the earliest practicable date of the date on which id Software may offer and sell Shares pursuant to the Registration Statement.

          (b) Activision will notify id Software promptly if any event shall occur or if any state of facts shall exist that, in the judgment of Activision, should be set forth in any preliminary or final prospectus then being used by id Software in connection with the sale of any Shares. Immediately upon receipt of such notice, id Software shall cease to offer or sell any Shares pursuant to such preliminary or final prospectus, cease to deliver or use such preliminary or final prospectus and, if so requested by Activision, use its best efforts to return to Activision, at Activision's expense, all copies (other than permanent file copies) of such preliminary or final prospectus. Activision will, as promptly as practicable, take such action as may be necessary to amend or supplement such preliminary or final prospectus in order to set forth or reflect such event or state of facts.

          (c) If Activision determines in its good faith judgment that the filing of the Registration Statement in accordance with Section 2 or the use of any prospectus would require the disclosure of material information which Activision has a bona fide business purpose for preserving as confidential or the disclosure of which would impede Activision's ability to consummate a significant transaction, upon written notice of such determination by Activision, the rights of id Software or any other Holder to offer, sell or distribute any Shares pursuant to the Registration Statement or to require Activision to take action with respect to the registration or sale of Shares pursuant to the Registration Statement will, for a period of up to 60 days in respect of a single such notice or event or series of related events in any 12 month period, be suspended until the date upon which Activision notifies id Software and all other Holders in writing that suspension of such rights for the grounds set forth in this Section 4(c) is no longer necessary.

     5. Demand Registration. At any time following the fourth anniversary of the date on which the Registration Statement was declared effective by the Commission, if (a) Activision has withdrawn or abandoned the Registration Statement pursuant to Section 2(e) of this Agreement, and (b) the Holder has not sold, transferred or otherwise disposed of all the Shares, the Holder may, at its election, give notice to Activision that the Holder demands a registration of all or part of the remaining Shares under the Securities Act and agrees to pay for the expense of such registration.

     Upon receipt of such notice Activision shall use its commercially reasonable best efforts to effect registration of such of the remaining Shares as are covered by the notice on a registration statement on such Form as may be required under the circumstances (such registration statement will also be deemed to be the Registration Statement unless the context otherwise requires).

     The terms and provisions of Sections 2, 3, 4, 7 and 8 of this Agreement shall also apply to such registration and Registration Statement unless the context otherwise requires.

     6. Expenses. All expenses incident to performance of or compliance with this Agreement, including, without limitation, all registration and filing fees (including all filing fees incident to any filing, if any, with the National Association of Securities Dealers, Inc.), listing fees, if any, and expenses, printing expenses, fees and disbursements of counsel and accountants for Activision, expenses of any audits incident to or required by the registration and expenses of complying with securities laws, shall be paid by Activision, provided, that Activision shall not be liable for the fees and disbursements of counsel for id Software or any transfer taxes, fees, discounts or commissions in respect of the Shares sold by id Software.

     7.   Indemnification.

          (a) In the event of the registration of the Shares under the Securities Act pursuant to this Agreement, Activision shall indemnify and hold harmless id Software and each other person (including each underwriter) who participated in the offering of such Shares and each other person, if any, who controls such participating person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which id Software or any such participating person or controlling person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, as of the Registration Date, in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse id Software or any such participating person or controlling person for any legal or any other expenses reasonably incurred by id Software or any such participating person or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Activision shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in the Registration Statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to Activision by id Software specifically for use therein or (in the case of any registration if Activision is not a party to the underwriting agreement) so furnished for such purpose by any underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of id Software or any such participating person or controlling person, and shall survive the transfer of such Shares by id Software.

          (b) In the event of any registration of any Shares under the Securities Act pursuant to this Agreement, id Software agrees to indemnify and hold harmless Activision, its directors and officers and each other person, if any, who controls Activision within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which Activision or any such director or officer or any such person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information provided in writing to Activision by id Software for use in connection with such registration and which is contained, on the Registration Date, in any Registration Statement under which Shares were registered under the Securities Act at the request of id Software, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto; provided, that id Software shall not be required pursuant to this Section 7(b) to contribute any amount in excess of the aggregate proceeds to id Software of the Shares being offered by id Software pursuant to the Registration Statement.

     8. State Securities Laws. The parties understand and acknowledge that: (a) Section 18 of the Securities Act provides that state securities or blue sky laws requiring the registration or qualification of securities shall not apply to "covered securities," as that term is defined in Section 18; and
(b) the Common Stock of Activision is a "covered security" by virtue of being listed on the NASDAQ National Market System. The parties agree that should the Common Stock cease to be a covered security for any reason, all the provisions of this Agreement, including, without limitation, the indemnification provisions of Section 6 hereof, shall also extend and apply to any necessary state securities registration or qualification of the Shares.

     9.   Miscellaneous.

          (a) Assignment. This Agreement may be assigned by id Software only as part of a sale, transfer or other disposition of the Warrant (or of the Shares, if they have been purchased in a transaction exempt from registration under the Securities Act). They may be assigned by Activision only as part of a transaction to which Section 11 of the Warrant applies and then only if the assignee expressly assumes and agrees to perform the obligations of Activision under this Agreement.

          (b) No Inconsistent Agreements. Activision has not and will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to id Software in this Agreement.

          (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waiver or consents to departure from the provisions hereof may not be given unless in writing signed by the party sought to be charged.

          (d) Notice Generally. Any notice, demand, request, consent, approval declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged, sent by overnight courier with receipt acknowledged, or facsimile transmission with receipt acknowledged, or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

               If to Activision, to:

                    Activision, Inc.
                    3100 Ocean Park Blvd.
                    Santa Monica, California  90405

                    Attention:  President and Chief Operating Officer

               If to id Software, to:

                    Id Software, Inc.
                    18601 LBJ Freeway #615
                    Mesquite, Texas  75150

                    Attention:     Todd Hollenshead
                              Chief Executive Officer

                    With copy to:  D. Wade Cloud, Jr.
                              Hiersche, Martens, Hayward, Drakeley & Urbach,
P.C.
                              15303 Dallas Parkway
                              Suite 700, LB 17
                              Dallas, Texas  75248

     or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date of personal delivery thereof (with receipt acknowledged), or upon receipt if sent by overnight courier or by mail. Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

          (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

          (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (g) Governing Law. This Agreement shall be governed by the laws of the State of California, without regard to the conflicts of laws principles thereof.

          (h) Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          (i) Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto in respect of the subject matter hereof.

          (j) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.


                              ACTIVISION, INC.

                              By:____________________________________________
                              Name:   Brian Kelly
                              Title:  President and Chief Operating Officer


                              ID SOFTWARE, INC.


                              By:____________________________________________
                              Name:   Todd Hollenshead
                              Title:  Chief Executive Officer